MATTHEWS INTERNATIONAL FUNDS

dba MATTHEWS ASIA FUNDS

Supplement dated November 4, 2024

to the Prospectus and Statement of Additional Information

each dated April 29, 2024, as supplemented

For all existing and prospective shareholders of the Matthews Emerging Markets Equity Fund – Institutional Class (MIEFX) and Investor Class (MEGMX):

As previously announced in a prospectus supplement dated August 29, 2024 (the “August supplement”), the Board of Trustees (the “Board”) of Matthews Asia Funds (the “Trust”) approved an additional investment strategy and two new fundamental investment policies for the Matthews Emerging Markets Equity Fund, a series of the Trust, in connection with the proposed reorganization (the “Reorganization”) of the Matthews Asian Growth and Income Fund, a series of the Trust (the “Target Fund”), into the Matthews Emerging Markets Equity Fund (“the Acquiring Fund”).

Notwithstanding the prior announcement in the August supplement, the addition of the investment strategy and two new investment policies for the Acquiring Fund described in that supplement will no longer be implemented. Because the Board has called for a special meeting of the Target Fund’s shareholders to consider and vote on the Reorganization, the adviser believes such changes are no longer necessary.

The Reorganization is subject to the approval of the shareholders of the Target Fund and, if approved, is expected to be completed in the first quarter of 2025. The Reorganization does not require the approval of the shareholders of the Acquiring Fund.

Please retain this Supplement for future reference.

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